                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       HON INDUSTRIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

HON INDUSTRIES Inc.
414 EAST THIRD STREET -- P.O. BOX 1109
MUSCATINE, IA 52761-7109
319/264-7400

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 1999 Annual Meeting of Shareholders of HON INDUSTRIES Inc. (the "Company") will be held at the Holiday Inn, Highways 61 and 38 North, Muscatine, Iowa, on Tuesday, May 11, 1999, beginning at 10:30 a.m., in order:

    1.  To elect four Directors, each for a term of three years.

    2. To amend the Articles of Incorporation to increase the authorized shares of the Company's Preferred Stock from 1,000,000 to 2,000,000.

    3. To transact any other business that may properly be brought before the meeting or any adjournment thereof.

The holders of record as of the close of business on March 12, 1999, of the Company's Common Stock, par value $1.00 per share, are entitled to vote at the meeting.

You are encouraged to attend the meeting. We want to keep you informed of the Company's activities and progress.

BY ORDER OF THE BOARD OF DIRECTORS,

           [SIG]

James I. Johnson
Vice President, General Counsel and Secretary
March 29, 1999

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                              HON INDUSTRIES Inc.
                             414 EAST THIRD STREET
                             MUSCATINE, IOWA 52761

                                                                  March 29, 1999

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1999

This Proxy Statement is furnished by and on behalf of the Board of Directors of HON INDUSTRIES Inc. (the "Company" or "HON INDUSTRIES") in connection with the solicitation of proxies for use at the annual meeting of shareholders of the Company to be held on May 11, 1999, at the Holiday Inn in Muscatine, Iowa, and at any adjournment or postponement thereof (the "Annual Meeting").

There were 61,083,054 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), outstanding (the "Outstanding Shares") as of the close of business on March 12, 1999 ("Record Date"). Shareholders shall be entitled to cast one vote per share for election of Directors and one vote per share on all other matters.

This Proxy Statement and the enclosed proxy card will be first mailed on or about March 29, 1999, to the holders of shares on the Record Date (the "Shareholders" or, individually, "Shareholder").

A Shareholder who gives a proxy may revoke it at any time prior to its exercise by filing with the Secretary a written revocation or a duly executed proxy bearing a later date. The proxy will be suspended if the Shareholder attends the meeting and elects to vote in person. Proxies that are signed but unmarked will be voted as recommended by the Board of Directors.

The Company will treat abstentions and broker non-votes as present at the Annual Meeting solely for purposes of determining whether or not a quorum exists. Such non-votes will not be considered to be voting on the matters to which they pertain and, thus, will not be counted in determining whether the election of Directors or the amendment to the Articles of Incorporation to increase the authorized shares of the Company's preferred stock, par value $1.00 per share (the "Preferred Stock"), from 1,000,000 to 2,000,000 has been approved by the requisite vote of Shareholders.

Except as described below, the affirmative vote of the holders of two-thirds of the total Outstanding Shares entitled to vote is required to adopt any motion or resolution or to take any action at any meeting of shareholders. The affirmative vote of the holders of a majority of the total Outstanding Shares entitled to vote is required and will be sufficient to take any of the following actions submitted to a vote of shareholders: (1) any amendment to the Company's Articles of Incorporation which has been approved or recommended by the Board of Directors, other than certain such amendments that would amend, limit or conflict with certain provisions governing shareholder voting requirements and the Company's Board of Directors (including removal and election); (2) the election of a class of Directors at any annual meeting of shareholders if (a) at the annual meeting of shareholders in the third preceding year, an election of such class was held but no Director of such class was elected because no candidate received the requisite two-thirds vote, and (b) the term of such class of Directors was extended for an additional term of three years; and (3) any other motion, resolution or action which has been approved or recommended by the Board of Directors of the Company (other than any such motion, resolution or action regarding (a) the election or removal of Directors, (b) amendment of certain portions of the Articles of Incorporation, (c) any Corporate Combination (as defined in the Company's Articles of Incorporation), (d) any partial or complete liquidation of the Company, (e) any liquidating dividend or distribution or (f) any dissolution of the Company).

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

At the Annual Meeting of Shareholders, four Directors are to be elected to hold office each for a term of three years and until their successors are elected and shall qualify. The Board of Directors recommends the election of the four nominees listed below. The named proxies intend to vote for the election of the four nominees. If, at the time of the meeting, any of such nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes, unless otherwise directed. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Set forth below is certain information furnished to the Company by each nominee and each Director continuing in office after the Annual Meeting.

                             NOMINEES FOR ELECTION

                                                                                                          COMMON STOCK
                                                                                                      AS OF MARCH 12, 1999
                                                                                                    ------------------------
                                                                                                    AMOUNT AND
                                                                                                     NATURE OF     PERCENT
                 PRINCIPAL OCCUPATION AND BUSINESS                       DIRECTOR    NOMINATED FOR  BENEFICIAL       OF
NOMINEES         EXPERIENCE DURING THE PAST FIVE YEARS         AGE         SINCE     TERM EXPIRING   OWNERSHIP      CLASS

Cheryl A.        Executive Vice President and Chief            45           --           2002              -0-        *
Francis          Financial Officer, since 1995, R.R.
                 Donnelley & Sons Company (provider of
                 printing and related services to the
                 merchandising, magazine, book, directory
                 and financial markets); Vice President
                 and Treasurer, 1993-1995, FMC
                 Corporation (producer of machinery and
                 chemicals).

Robert L. Katz   President, since 1953, Robert L. Katz         73          1995          2002           10,507        *
(1)              and Associates (consultants on corporate
                 strategy); President, since 1975, CalTex
                 Investment Management Co. (venture
                 capital firm).

Richard H.       Vice Chairman, since 1979, HON                66          1964          2002        3,365,565(  (4)    5.5%
Stanley (2)      INDUSTRIES Inc.; Chairman, since 1998,
                 and President, 1986-1998, SC Companies,
                 Inc. (private holding company with
                 subsidiaries offering engineering,
                 environmental, and design-build
                 services); Chairman, since 1984, Stanley
                 Consultants, Inc. (international
                 consultants engineering, architecture,
                 planning and management).

                                                                                                          COMMON STOCK
                                                                                                      AS OF MARCH 12, 1999
                                                                                                    ------------------------
                                                                                                    AMOUNT AND
                                                                                                     NATURE OF     PERCENT
                 PRINCIPAL OCCUPATION AND BUSINESS                       DIRECTOR    NOMINATED FOR  BENEFICIAL       OF
NOMINEES         EXPERIENCE DURING THE PAST FIVE YEARS         AGE         SINCE     TERM EXPIRING   OWNERSHIP      CLASS
Brian E.         President, Xerox Technology Enterprises,      51          1998          2002            3,643        *
Stern (5)        since 1999; Senior Vice President of
                 Xerox Corporation 1996-1999; President,
                 Office Document Products Group,
                 1996-1999, and Corporate Vice President
                 of Xerox Corporation and President,
                 Personal Document Products Division,
                 1994-1996, Xerox Corporation (developer,
                 marketer, manufacturer, financier and
                 servicer of document processing products
                 and services).

                              INCUMBENT DIRECTORS

                                                                                                          COMMON STOCK
                                                                                                      AS OF MARCH 12, 1999
                                                                                                    ------------------------
                                                                                                    AMOUNT AND
                                                                                                     NATURE OF     PERCENT
CONTINUING       PRINCIPAL OCCUPATION AND BUSINESS                       DIRECTOR                   BENEFICIAL       OF
DIRECTORS        EXPERIENCE DURING THE PAST FIVE YEARS         AGE         SINCE     TERM EXPIRES    OWNERSHIP      CLASS

Robert W.        Chairman Emeritus, Baker & McKenzie (an       61          1994          2000            5,950        *
Cox (6)          international law firm); Chairman of the
                 Policy Committee, 1992-1994; Chairman of
                 the Executive Committee, 1984-1992,
                 Baker & McKenzie.

Stanley M. Howe  Chairman Emeritus, since 1996, Chairman,      75          1958          2000        2,931,834(  (7)    4.8%
                 1984-1996, President, 1964-1990, Chief
                 Executive Officer, 1979-1991, HON
                 INDUSTRIES Inc.

Lorne R. Waxlax  Executive Vice President, 1985-1993, The      65          1994          2000           12,924        *
(8)              Gillette Company (marketer and
                 manufacturer of personal care and use
                 products). Director of various
                 corporations.

Jack D.          Chairman of the Board, since 1996, Chief      61          1990          2001          202,348(10)      *
Michaels (9)     Executive Officer, since 1991, President
                 since 1990, HON INDUSTRIES Inc.

W August         President and Chief Executive Officer,        58          1998          2001              890        *
Hillenbrand      since 1989, and Director, since 1972,
(11)             Hillenbrand Industries, Inc. (marketer
                 and manufacturer of health care, funeral
                 service, and high security products,
                 services and support programs).

                                                                                                          COMMON STOCK
                                                                                                      AS OF MARCH 12, 1999
                                                                                                    ------------------------
                                                                                                    AMOUNT AND
                                                                                                     NATURE OF     PERCENT
CONTINUING       PRINCIPAL OCCUPATION AND BUSINESS                       DIRECTOR                   BENEFICIAL       OF
DIRECTORS        EXPERIENCE DURING THE PAST FIVE YEARS         AGE         SINCE     TERM EXPIRES    OWNERSHIP      CLASS
Moe S. Nozari    Group Vice President, Consumer and            56          1998          2001              911        *
                 Office Markets Group, since 1996;
                 Division Vice President, Consumer
                 Markets, 1993-1996, 3M (marketer and
                 manufacturer of consumer, industrial and
                 life science products).

Frank S. Ptak    Vice Chairman, since 1996, Executive          55          1998          2001            1,000        *
                 Vice President - Global Automotive and
                 Industrial Components, 1992-1996,
                 Illinois Tool Works Inc. (highly
                 engineered products and systems).

Celeste C.       Adviser/Consultant, since 1997; Managing      56          1993          1999            6,871        *
Michalski (12)   Director, Finance, 1996-1997,
                 Vice President-Collections -- Residence
                 and Business, 1995-1996, and Managing
                 Director, Productivity and Process
                 Improvement, 1995, Telecommunications
                 Group, NYNEX (telecommunications,
                 directory publishing and information
                 delivery services); and Assistant
                 Comptroller, 1994-1995, NYNEX.

------------------------

* Less than 1 percent.

NOTES

(1) Dr. Katz is also a director of Newell Co., which has a class of securities registered with the Securities and Exchange Commission. See "Certain Relationships and Related Transactions."

(2) Mr. Stanley also serves as a Director of Dover Resources, Inc., a subsidiary of Dover Corporation, a diversified manufacturer of industrial products.

(3) Figures include shares held by or for the benefit of certain family members of Mr. Howe, 664,014 and Mr. Stanley, 185,472. Each Director disclaims "beneficial ownership" of such respective shares.

(4) Includes 16,144 shares beneficially and indirectly owned by Mr. Stanley as co-trustee of the C. Maxwell Stanley and Elizabeth M. Stanley Real Estate Trust. Also includes 1,513,104 shares owned by The Stanley Foundation, 26,176 shares owned by E & M Charities, and 1,392,500 shares owned by the Holthues Trust. Mr. Stanley is Chairman, President and a director of The Stanley Foundation, a director of E & M Charities, and President and a director of the Holthues Trust and, as such, shares voting and dispositive powers as to shares held by such entities, of which he disclaims "beneficial ownership."

(5) Mr. Stern is also a director of New England Business Service, Inc., which has a class of securities registered with the Securities and Exchange Commission.

(6) Mr. Cox is also a director of Carey International, Inc. and Homebase, Inc., each of which has a class of securities registered with the Securities and Exchange Commission.

(7) Includes 394,632 shares owned by The Howe Foundation. Mr. Howe is President of The Howe Foundation and, as such, shares voting and dispositive powers as to shares held by such entity. Mr. Howe disclaims "beneficial ownership" of such shares held by the Foundation.

(8) Mr. Waxlax is also a director of Clean Harbors Inc., Pennzoil-Quaker State Company, BJ's Wholesale Club Inc. and Homebase Inc., each of which has a class of securities registered with the Securities and Exchange Commission.

(9) Mr. Michaels is also a director of Huffy Corporation and Snap-On Incorporated, each of which has a class of securities registered with the Securities and Exchange Commission.

(10) Includes 136,000 shares owned by Jachris L.L.C. Mr. Michaels is co-manager of Jachris L.L.C. and, as such, shares voting and dispositive powers as to the shares held by such entity. Mr. Michaels disclaims "beneficial ownership" of such shares held by the company.

(11) Mr. Hillenbrand is also a director of DPL Inc., which is the parent company of The Dayton Power and Light Company, and has a class of securities registered with the Securities and Exchange Commission.

(12) Ms. Michalski is not standing for re-election as a Director of the Company.

BENEFICIAL OWNERS OF COMMON STOCK

The following table sets forth information known as of March 12, 1999, with respect to any person who is known to the Company to be the beneficial owner of more than 5 percent of the Company's Common Stock. The table also includes any non-Director executive officers included in the Summary Compensation Table. For information regarding Director stock ownership, see "Election of Directors."

NAME AND ADDRESS OF                                     AMOUNT AND NATURE OF    PERCENT
BENEFICIAL OWNER                                        BENEFICIAL OWNERSHIP   OF CLASS

State Farm Insurance Companies                               7,366,400           12.1%
One State Farm Plaza
Bloomington, Illinois 61701

Terrence L. and Loretta B. Mealy                             3,434,008           5.7%
301 East Second Street
Muscatine, Iowa 52761

George J. Koenigsaecker III                                    97,717              *

David C. Stuebe                                                8,230               *

Thomas K. Miller                                               14,140              *

James I. Johnson                                                115                *

All Directors and Officers as a Group (1)                    6,696,282           11.0%

------------------------

* Less than 1 percent.

NOTES

(1) Includes shares held by or for the benefit of certain family members of Mr. Howe (664,014), Mr. Michaels (136,000) and Mr. Stanley (185,472), as to
    which they disclaim "beneficial ownership." See Note (3) and Note (10) of "Election of Directors."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock, and to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other Forms 5 were required, during the fiscal year ended January 2, 1999, all Section 16(a) filing requirements applicable to its officers, Directors, and greater than 10 percent beneficial owners were complied with.

BOARD MEETINGS, COMMITTEES, AND FEES

The Board of Directors held four regular meetings, two special meetings and two telephone meetings during the last fiscal year. The Board has three standing committees which deal with audit matters, compensation, and corporate governance, including nominations to the Board. Each Director has attended at least 75 percent of all committee and Board meetings during the last fiscal year.

The Audit Committee consists of Celeste C. Michalski, Robert L. Katz, Frank S. Ptak, and Brian E. Stern. It met four times during the last fiscal year. The Committee recommends selection of independent auditors and verifies auditors' performance, fees, and audit plans. The Committee also reviews the annual financial statements, the auditors' management letter with both outside auditors and management, the annual pension and profit-sharing audits, nonaudit services provided by outside auditors, the Company's insurance coverage and any other financial matters as directed by the Board.

The Human Resources and Compensation Committee is comprised of Lorne R. Waxlax, W August Hillenbrand, and Richard H. Stanley. It met four times during the last fiscal year. The Committee reviews executive compensation, benefit programs for all employees, management's recommendations on election of officers and human resources development.

The Public Policy and Corporate Governance Committee is comprised of Robert W. Cox, Stanley M. Howe, and Moe S. Nozari. It met four times during the last fiscal year. The Committee monitors social accountability, recommends changes in Board size, oversees committee jurisdiction and assignments and proposes nominees for election to the Board of Directors. The Committee will consider candidates for Board membership recommended in writing by shareholders by the deadline for shareholder proposals. See "Deadline For Shareholder Proposals For 2000 Annual Meeting."

Each non-employee Director receives an annual retainer of $20,000. Non-employee Directors can acquire Common Stock in several ways. Under the amended and restated 1997 Equity Plan for Non-Employee Directors of HON INDUSTRIES Inc. (the "Director Plan"), Directors are entitled to receive up to 100 percent of their retainers and other fees in the form of shares of Common Stock. In addition, each non-employee Director is eligible to receive awards of options to purchase Common Stock of the Company, restricted stock or common stock grants, or any combination thereof, or such amounts as the Board of Directors may authorize under the Director Plan. In 1998, each non-employee Director was granted 500 shares of Common Stock of the Company, except Stanley M. Howe, who was granted 300 shares (prorated for the portion of the year after which Mr. Howe became a non-employee Director), under the Director Plan. All shares of Common Stock issued in lieu of cash retainer amounts or other Directors' fees (as described below) have heretofore been issued pursuant to the Company's amended and restated 1995 Stock-Based Compensation Plan (the "Restated Stock-Based Compensation Plan") or the Director Plan. Each Director also receives $1,000 for each regular or special Board meeting, $1,000 for each special committee meeting, and $500 for each regular meeting of a committee of which the Director is a member. Directors also receive an additional $1,000 for each meeting attended if they are required to travel six hours or more on a round-trip basis. Each Director receives a $500 fee for each Board or committee meeting held by telephone conference or meetings attended at the request of the Chairman of the Board. Directors are also paid travel and related expenses for meetings attended. Directors who are employees of the Corporation do not receive additional compensation for service on the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 15, 1995, Robert L. Katz and Associates, of which Dr. Katz is President, entered into a one-year agreement with the Company to provide certain consulting services for $5,000 per month. The agreement also provides for reimbursement of travel expenses and other reasonable out-of-pocket costs incurred on the Company's behalf and is automatically renewed each year unless notice of cancellation is given no later than 90 days prior to the end of the one-year term. The agreement has been renewed for 1999. In 1998, the Company paid Robert L. Katz and Associates a total consulting fee of $60,000, plus $14,200.03 of expense reimbursement, for services rendered.

REQUIRED VOTE

Approval of the election of the above nominees as Directors requires the affirmative vote of the holders of two-thirds of the total Outstanding Shares entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company (determined by reference to 1998) for the years indicated:

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                       ANNUAL                ---------------------------------------
                                                    COMPENSATION                       AWARDS              PAYOUTS
                                          ---------------------------------  --------------------------  -----------
                                                                   OTHER                   SECURITIES
                                                                  ANNUAL     RESTRICTED    UNDERLYING                  ALL OTHER
         NAME AND                                                 COMPEN-       STOCK       OPTIONS/        LTIP        COMPEN-
         PRINCIPAL             FISCAL     SALARY(1)  BONUS(2)    SATION(3)    AWARDS(4)      SARS(5)     PAYOUTS(6)    SATION(7)
         POSITION               YEAR         ($)        ($)         ($)          ($)           (#)           ($)          ($)

Jack D. Michaels                   1998     493,000    490,442       9,848      809,965                                  203,138
Chairman, President and            1997     471,667    490,196      16,836                     45,000       465,283      234,368
Chief Executive Officer            1996     448,333    460,000      10,852                                  152,684      135,879

George J.                          1998     307,270    238,095       8,344       98,800                                   89,240
Koenigsaecker III                  1997     293,333    255,128      13,347                     30,000       323,309      106,568
President, The HON                 1996     258,611    210,000       7,846                                                58,708
Company

David C. Stuebe                    1998     240,333    173,974       9,848                                                72,551
Vice President and                 1997     227,333    174,030      10,632                     15,000                     82,639
Chief Financial Officer            1996     216,667    165,000      10,430                                                38,692

Thomas K. Miller                   1998     156,083     71,296      24,796       17,160                                   35,234
Vice President,                    1997     152,333     71,572      15,248                      7,000                     39,628
Marketing and                      1996     149,766     66,000      11,064                                                34,161
International

James I. Johnson                   1998     161,200     73,672      26,548                                                   576
Vice President, General            1997      51,669                                             8,000
Counsel and Secretary(8)           1996

------------------------

NOTES

(1) These figures and others on this Table include amounts deferred, if any, in respect of fiscal 1998, 1997, and 1996 compensation but do not include any interest that may have accrued on any deferred compensation under the Company's Salary Deferral Plan (the "Deferral Plan"). The Deferral Plan permits an executive to elect to defer any combination of salary, bonus, or LTIP income. The Deferral Plan provides for interest to be paid on any deferred amounts at an annual rate, compounded monthly, equal to one percent above the prime rate of The Northern Trust Company, Chicago, Illinois, effective as of the first business day of the year.

(2) The figures for bonuses reflect the awards of executive bonuses for the relevant fiscal years under the Company's Executive Bonus Plan. The executive bonuses are payable in February following the fiscal year for which they are earned, subject generally to a participant's continued employment with the Company at the time of payment.

(3) The figures in this column reflect cash profit-sharing payments, interest on LTIP Payouts, interest on deferred compensation and relocation expenses. In the 1998, 1997, and 1996 fiscal years, the Company made the following payments under the Cash Profit-Sharing Plan: Mr. Michaels - $9,848; $10,632; $8,880; Mr. Koenigsaecker - $8,344; $9,080; $7,846; Mr. Stuebe - $9,848; $10,632;
  $8,880; Mr. Miller - $9,848; $10,632; $8,880; and Mr. Johnson - $-0-; $-0-;

  $-0-. The Company's Cash Profit-Sharing Plan is generally applicable to all members after completing one year of service. Cash profit-sharing is earned on a non-fiscal year cycle. Interest payments for fiscal years 1997 and 1996 on LTIP Payouts to Mr. Michaels were $6,204 and $1,972, respectively; in fiscal years 1997 and 1996, interest payments on LTIP Payouts to Mr. Miller were $4,616 and $2,184, respectively; and in fiscal year 1997, interest payments on an LTIP Payout to Mr. Koenigsaecker were $4,267. In fiscal year 1998, interest payments on deferred compensation for Mr. Miller were $14,948. The Company made a taxable relocation expense reimbursement of $26,548 in the 1998 fiscal year for Mr. Johnson and $1,550 in the 1996 fiscal year for Mr. Stuebe.

(4) The amounts shown in this column are based upon the closing price of the Company's unrestricted Common Stock on February 11, 1998, the date the restricted stock was granted. These shares were a one-time grant to make up a short fall in retirement benefits due to the absence of an ERISA Supplemental Retirement Plan at the Company prior to 1995. As of the end of fiscal 1998, Mr. Michaels held an aggregate of 24,922 shares of restricted stock valued at $596,570; Mr. Koenigsaecker held an aggregate of 3,040 shares of restricted stock valued at $72,770; and Mr. Miller held an aggregate of 528 shares of restricted stock valued at $12,639. These restricted shares cannot be sold or otherwise transferred while the participant is employed by the Company. Dividends are paid on the restricted stock reported in this column.

(5) These numbers represent options for shares of the Common Stock of the Company granted pursuant to the Company's Restated Stock-Based Compensation Plan.

(6) These payouts vested in the designated fiscal periods. The 1997 LTIP Payout for Mr. Michaels represents cumulative appreciation over a five-year period starting January 1, 1993 on 300,000 units of permanent capital of HON INDUSTRIES Inc. and, at the discretion of the Board of Directors, has been wholly paid in fiscal 1998. The appreciation consisted of $62,880 in 1993, $84,442 in 1994, $73,495 in 1995, $113,746 in 1996 and $130,720 in 1997. See
  discussion of Executive Long-Term Incentive Compensation Plan in the "Report of the Human Resources and Compensation Committee of the Board of Directors of the Company on Executive Compensation."

(7) Included are Company contributions to the HON Members Company Ownership Plan and the HON INDUSTRIES Inc. Profit-Sharing Retirement Plan, as well as the dollar value of Company-paid life insurance under the HON INDUSTRIES Inc. Flexible Benefits Plan, all of which are generally applicable to all members. The amounts paid under the HON Members Company Ownership Plan for the 1998, 1997, and 1996 fiscal years were as follows: Mr. Michaels - $838; $3,211; $2,976; Mr. Koenigsaecker - $831; $3,211; $2,976; Mr. Stuebe - $660; $3,211;
  $2,976; Mr. Miller - $458; $3,211; $2,976; and Mr. Johnson - $-0-; $-0-; $-0-.
  Amounts paid under the HON Members Company Ownership Plan in 1998 were lower than in prior years because the shares of Common Stock reserved for issuance under this plan were exhausted prior to the end of the year and the Company determined not to make additional contributions. This plan was merged into the HON INDUSTRIES Inc. Profit-Sharing Retirement Plan and that plan was amended to add substitute benefits. The amounts paid under the HON INDUSTRIES Inc. Profit-Sharing Retirement Plan for the 1998, 1997, and 1996 fiscal years were as follows: Mr. Michaels -$15,056; $13,634; $12,328; Mr. Koenigsaecker - $13,452; $12,541; $11,138; Mr. Stuebe - $15,396; $13,634; $12,328; Mr. Miller
  - $15,781; $13,634; $11,001; and Mr. Johnson - $-0-; $-0-; $-0-. The dollar value of Company-paid life insurance under the HON INDUSTRIES Inc. Flexible Benefits Plan in the 1998, 1997, and 1996 fiscal years were as follows: Mr. Michaels - $1,404; $1,404; $900; Mr. Koenigsaecker - $576; $576; $576; Mr.
  Stuebe - $900; $900; $900; Mr. Miller - $1,404; $900; $792; and Mr. Johnson -
  $576; $-0-; $-0-. This column also includes amounts equal to the value of Company Common Stock paid in respect of the 1998, 1997, and 1996 fiscal years under the Company's ERISA Supplemental Retirement Plan ("ESRP"), as follows:
  Mr. Michaels - $185,840; $216,119; $119,675; Mr. Koenigsaecker - $74,381;
  $90,240; $44,018; Mr. Stuebe - $55,595; $64,894; $22,488; Mr. Miller -
  $17,591; $21,883; $19,392; and Mr. Johnson - $-0-; $-0-; $-0-. Under this
  Plan, certain executives receive certain benefits in the form of Company Common Stock equal in value to benefits they would have received under certain Company ERISA plans and the Company's Cash Profit-Sharing Plan but for a $150,000 earnings cap for years prior to 1997 and a $160,000 earnings cap for 1997 and 1998. The number of shares of Company Common Stock to be paid is determined by dividing the value of such benefits by the average of the closing prices of a share of the Company's Common Stock for each trading day of the last calendar quarter of the most recent calendar year immediately preceding the date of payment, with cash payable in lieu of any fractional share. The amount included in this column as compensation under the ESRP is equal to the closing price of the shares on the date they are paid. The shares for 1998 were paid on February 26, 1999. The Common Stock is issued under the Company's Restated Stock-Based Compensation Plan, and may not be transferred while the recipient remains employed by the Company.

(8) Mr. Johnson was employed by the Company commencing on September 8, 1997.

STOCK OPTIONS

There were no grants of stock appreciation rights or stock options to the Named Executive Officers for the year ended January 2, 1999.

OPTION EXERCISES AND HOLDINGS

The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options and the unexercised options held as of January 2, 1999. None of the Named Executive Officers exercised any stock options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                        NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                       UNDERLYING UNEXERCISED                  IN-THE-MONEY
                                            OPTIONS/SARS            OPTIONS/SARS AT FISCAL YEAR-END(2)
                                     AT FISCAL YEAR-END(1) (#)                     ($)
                                  --------------------------------  ----------------------------------
NAME                                EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
--------------------------------  ---------------  ---------------  ---------------  -----------------

Jack D. Michaels                           -0-           45,000              N/A               N/A
George J. Koenigsaecker III                -0-           30,000              N/A               N/A
David C. Stuebe                            -0-           15,000              N/A               N/A
Thomas K. Miller                           -0-            7,000              N/A               N/A
James I. Johnson                           -0-            8,000              N/A               N/A

------------------------

(1) The number of unexercised options includes non-qualified stock options granted under the Company's Restated Stock-Based Compensation Plan. No SARs were issued or outstanding as of January 2, 1999 under the Restated Stock-Based Compensation Plan.

(2) As of January 2, 1999, the per share exercise price of the unexercised options outstanding exceeded fair market value of a share of the underlying Common Stock represented by the option.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND THE REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY ON EXECUTIVE COMPENSATION SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                               PERFORMANCE GRAPH
             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
        S & P 500 INDEX, OFFICE FURNITURE INDUSTRY GROUP AND THE COMPANY

                                  TOTAL RETURN
                     STOCK PRICE PLUS REINVESTED DIVIDENDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             HON INDUSTRIES INC.    OFFICE FURNITURE  S & P 500 INDEX
                                    INDUSTRY GROUP*
1993                       $100.00           $100.00           $100.00
1994                       $100.65            $85.60           $101.36
1995                        $88.96            $91.59           $139.31
1996                       $126.33           $140.72           $171.19
1997                       $225.55           $214.35           $228.23
1998                       $190.88           $222.22           $293.36

*The Office Furniture Industry Group is a composite peer index constructed by the Company and weighted by market capitalization, which includes the following companies, but from which the Company has been excluded: Herman Miller, Inc.; Kimball International, Inc.; La-Z-Boy Inc.; Shelby Williams Industries, Inc. and TAB Products Company. When sufficient stock price history is available, Steelcase Inc. and Knoll Inc. will also be included.

The total return assumes $100.00 invested in the Company's Common Stock on January 1, 1994, and in each of the S & P 500 Index and Office Furniture Industry Group Stocks on December 31, 1993. It includes reinvestment of dividends and is based on the closing stock price on the last trading day of the Company's fiscal year for the Company and the last trading day of December for each corresponding year for both the S & P 500 Index and Office Furniture Industry Group.

The comparative performance of the Company's Common Stock against the indexes as depicted in this graph is dependent on the price of stock at a particular measurement point in time. Since individual stocks are more volatile than broader stock indexes, the perceived comparative performance of the Company's Common Stock may vary based on the strength or weakness of the stock price at the new measurement point used in each future proxy statement graph. For this reason, the Company does not believe that this graph should be considered as the sole indicator of Company performance.

            REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
                    OF THE BOARD OF DIRECTORS OF THE COMPANY
                           ON EXECUTIVE COMPENSATION

OVERALL POLICY. The Company's executive compensation program is designed to be linked to Company performance. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie executive compensation to the Company's success in meeting its business goals and objectives.

The executive compensation strategy is designed to: (i) ensure the total program will be able to attract, motivate, and retain executives of the highest quality;
(ii) relate total compensation to individual executive performance and the performance of the business unit he or she manages; and (iii) provide incentives for high levels of performance.

The Company also believes executive compensation should be subject to independent review. All matters pertaining to executive compensation are submitted to the non-employee Directors of the Board for approval following review and recommendation by the Human Resources and Compensation Committee (the "Committee"). The Committee is comprised of three non-employee Directors, which met four times during fiscal 1998.

Operating within the framework of a statement of duties and responsibilities established by the Board of Directors, the Committee's role is to assure the
Company's: (1) compensation strategy is aligned with the long-term interest of the shareholders; (2) compensation structure is fair and reasonable; and (3) compensation reflects both Company and individual performance. In discharging its responsibilities, the Committee utilizes broad-based, comparative compensation surveys of the durable goods manufacturing industry developed by independent professional organizations.

In 1993, changes were made to the federal corporate income tax law that limit the ability of public companies to deduct compensation in excess of $1 million paid annually to each of the chief executive officer and the other four most highly compensated executive officers. There are exemptions from this limit, including exemptions for compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company's shareholders. It is the Committee's policy to seek to qualify executive compensation for deductibility where practicable and to the extent that such policy is consistent with the Company's overall objectives in attracting, motivating, and retaining its executives. The Committee intends that awards of stock options and stock appreciation rights ("SARs") under the Restated Stock-Based Compensation Plan will qualify for deductibility. Finally, as it deems necessary, the Committee may consider the deferral of payment of any nondeductible compensation to the chief executive officer and the other four highest paid executives until the payment of such compensation is determined to be tax deductible by the Company.

EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program consists of the following components:

BASE SALARY. Base salaries are initially determined by evaluating the responsibilities of a position, the experience of a candidate, his or her prior compensation, and compensation for positions having similar scope and accountability within the Company and comparable companies. In general, the Company uses as a guide the middle range of base compensation in surveys of the durable goods manufacturing industry. While some of the companies in the peer group chosen for comparison of shareholder returns in the Performance Graph on the preceding page may be included in the surveys considered by the Committee in setting executives' salaries, there is no set peer group against which those salaries are measured. Instead, the Company reviews broader-based data for the durable goods manufacturing industry and, when available, industry specific data relative to a particular position. In prior years, salary reviews have been conducted annually for executive officers by considering an executive's performance, changes in his or her responsibilities, and by reference to salary surveys for comparably situated executives with companies of similar size in the durable goods manufacturing industry. The Company has adopted a policy that an executive's eligibility for an increase will not be on an annual basis, but will be reviewed on an individual basis. That review will include factors such as level of job performance, job content, current level of compensation compared to market survey data, time since last increase, equity with similar positions and market factors.

EXECUTIVE BONUS PLAN. For fiscal 1998, there were 77 participants in the Company's Executive Bonus Plan, as amended ("Bonus Plan"). The purpose of the Bonus Plan is to motivate and reward executive management so that they consistently achieve specific financial and non-financial objectives. These objectives include, for example, achievement of annual profitability and return on asset goals by operating units, and meeting personal achievement objectives established for each participant based upon the participant's position and responsibilities. A target bonus level, stated as a percent of annual base salary, is established for each executive and approved by the Committee and the Board. The Bonus Plan objectives are reviewed and approved annually by the Chairman, President and Chief Executive Officer and the Vice President, Member and Community Relations, and are then approved by the Committee and the Board. Bonuses are normally awarded annually based upon achievement of Bonus Plan objectives measured over the Company's fiscal year. The bonus awards for each fiscal year for participants are approved by the Committee and the Board of Directors.

In order to earn and receive payment, the participant must be employed with the Company through the date of payment. Bonuses are awarded and paid in cash. In lieu of cash payments, executives may elect to take shares of the Company's Common Stock pursuant to the terms of the Restated Stock-Based Compensation Plan. The Bonus Plan provides that any award will be paid by March 1 of the next succeeding year.

EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN. There are currently 9 participants in the Company's Executive Long-Term Incentive Compensation Plan ("LTIP"), including operating company presidents and certain key corporate officers. Its purpose is to focus the attention of senior executives on the long-term financial performance of the Company and to strengthen the ability of the Company to attract, motivate, and retain senior executives of high caliber.

Awards made under the LTIP are in the form of rights to the appreciation, over a five-year period (unless otherwise designated by the Board of Directors), in the value of units of permanent capital of the Company and/or one of its operating companies. Appreciation is measured on a net cumulative basis over the award period. Under the LTIP, permanent capital may be defined by the Board of Directors and generally means total assets less current liabilities (excluding current portions of long-term debt and capital lease obligations). Appreciation is defined as after-tax net income exclusive of non-operating items such as gains and losses from sales of assets and sales, transfers, or redemptions of permanent capital, and certain other extraordinary and non-operating items. Each unit of permanent capital is equal to one dollar. The size of an award is dependent upon the impact the executive has on the long-term realization of Company or business unit, or both, sales and profits. Maximum amounts are not specified, but are dependent upon the net cumulative appreciation or net growth in the permanent capital of the relevant business unit during the period, which is itself based on such business unit's financial and business performance and is governed by such practical limitations as the size of the market, the rigors of competition and the business unit's manufacturing capacity. The ultimate value of an award payout, which is equal to the net cumulative appreciation, if any, on units of permanent capital, is dependent on the financial performance of the Company or the applicable business unit, or both.

Rights to award payouts become vested, unless participant's employment has been terminated previously, at the end of the award period or on death, disability, retirement at age 62 or change in corporate control. Award payouts are made in cash in three equal installments over three fiscal years unless the Board of Directors approves a different payout schedule. In lieu of payments, executives may elect to receive shares of the Company's Common Stock pursuant to the terms of the Restated Stock-Based Compensation Plan.

In 1998, no LTIP grants were made to any executive officers.

RESTATED STOCK-BASED COMPENSATION PLAN. The Restated Stock-Based Compensation Plan authorizes, among other things, the grant of stock options and SARs to participants, including the Company's executives. The grant of stock options and SARs is intended to further the growth, development, and financial success of the Company by providing additional incentives to key employees and assist them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success. Stock option grants will also enable the Company to attract and retain the services of executives considered essential to the long-range success of the Company by providing them with a competitive compensation package and an opportunity to become owners of capital stock of the Company.

As of the fiscal year ended 1998, there were 14 participants in the Restated Stock-Based Compensation Plan. In 1998, stock options were awarded to 3 key executives who participate in the Restated Stock-Based Compensation Plan. Awards were based on market survey data on long-term incentive compensation for executives in similar positions and individual performance of each executive. The Company's policy is that participants receiving grants under the Restated Stock-Based Compensation Plan do not receive awards under the LTIP in the same year. Stock option grants are generally made to those individuals who have the ability through their leadership, strategic planning and actions to impact the long-term performance of the Company and, consequently, its stock price.

EXECUTIVE STOCK OWNERSHIP POLICY. The Company has adopted an Executive Stock Ownership Policy based upon the belief that key executives who can impact shareholder value through their achievements should own significant amounts of the Company Common Stock. Under this Policy, guidelines are provided for executives to acquire and hold a recommended amount of Common Stock of the Company based on their position, responsibilities, length of service and compensation level. Such Common Stock ownership will align the interests of key executives with shareholder interests and provide a personal benefit for the success of the Company. The exercise of stock options provides one of several means by which key executives can satisfy this Policy.

CHIEF EXECUTIVE OFFICER COMPENSATION. In determining Jack D. Michaels' compensation, the Committee considers the Company's success in meeting its performance goals in the areas of profitability, return on equity, sales growth, financial soundness, member relations, and corporate citizenship, as well as the assessment of the Committee and the Board of Directors of Mr. Michaels' individual performance. The Committee also considers the compensation levels of chief executive officers as shown by reputable independent surveys for organizations of equivalent size in the durable goods manufacturing industry. Overall, profitable sales growth, return on equity and achievement of related strategic business objectives are the primary measures of the Chief Executive Officer's performance.

In November 1998, Mr. Michaels' base salary was increased from $488,000 to $518,000. This increase reflected the overall performance and growth of the Company since his previous increase in August 1997.

In the 1998 fiscal year, net sales reached $1.69 billion and net income and earnings per share increased 22.3 percent and 18.6 percent, respectively, to levels which set new records for the Company. The Company's return on average shareholders equity was 25.2 percent in fiscal 1998.

Under the Bonus Plan, Mr. Michaels received an award of $490,442 in respect of fiscal 1998 compared to an award of $490,196 for fiscal 1997. These awards reflected the record Company earnings and sales, the successful attainment of other strategically important objectives, including achievement of his personal Board-approved objectives, and Mr. Michaels' leadership in strategically positioning the Company for profitable growth in the future.

Under the Restated Stock-Based Compensation Plan, Mr. Michaels was granted a one-time restricted stock award of 24,922 shares of Common Stock of the Company. These shares were awarded to make up a short fall in retirement benefits due to the absence of an ERISA Supplemental Retirement Plan ("ESRP") at the Company until 1995. Subject to certain exceptions set forth in the grant, the restrictions on transfer of these shares will expire on August 30, 2002. Mr. Michaels did not receive an award in fiscal year 1998 under the LTIP.

HUMAN RESOURCES AND
COMPENSATION COMMITTEE
Lorne R. Waxlax, Chairperson
W August Hillenbrand
Richard H. Stanley

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 1998, the Human Resources and Compensation Committee was comprised of Messrs. Waxlax, Hillenbrand, and Stanley, none of whom is a current or former officer of the Company. There are no interlocking board memberships between officers of the Company and any member of the Committee.

PROPOSAL NO. 2 - AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 TO 2,000,000

On November 10, 1998, the Board of Directors adopted, subject to Shareholder approval, an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Preferred Stock, par value $1.00 per share ("Preferred Stock"), from 1,000,000 to 2,000,000 shares. As of the Record Date, no shares of Preferred Stock were issued. In addition, 200,000 shares of Preferred Stock, designated by the Board of Directors as Series A Preferred Stock, have been reserved for issuance in connection with the Company's shareholder rights plan. If this amendment is approved by the Shareholders, an additional 1,000,000 shares of Preferred Stock will be available for issuance.

The Board believes it is in the best interests of the Company and its shareholders to increase the authorized number of shares of Preferred Stock. The additional shares will provide an adequate supply of Preferred Stock for possible future transactions, such as the sale of stock to raise additional capital, acquisitions of other businesses or properties where the use of Preferred Stock is deemed advantageous, for use in connection with the Company's shareholder rights plan, and for other general corporate purposes.

The Company has no present plan to issue the shares of Preferred Stock proposed to be authorized. The Board would have sole discretion, however, to authorize the issuance of the additional shares of Preferred Stock from time to time for any corporate purpose without further action by the shareholders and to designate such shares in one or more series with such preferences, limitations and relative rights as the Board may designate, except as required by the New York Stock Exchange, Inc. or any other national securities exchange on which the Company's stock may in the future be traded or other applicable laws or regulations. The additional shares of Preferred Stock, like the currently authorized shares, would not have pre-emptive rights.

POTENTIAL ANTI-TAKEOVER EFFECTS

The Company's Articles of Incorporation and By-laws and the Iowa Business Corporation Act contain provisions that could make more difficult or delay the acquisition or control of the Company by various means such as a tender offer, open market purchases, a merger, proxy contest or otherwise. These provisions include, among other things, a super majority vote requirement for actions of the shareholders with respect to the approval of certain business combinations and having a classified Board of Directors. The purposes of these provisions are to discourage certain types of transactions which may involve an actual or threatened change in control of the Company and encourage persons seeking to acquire control of the Company to consult first with the Board of Directors to negotiate the terms of any proposed business combination or offer. The provisions are designed to reduce the vulnerability of the Company to an unsolicited proposal for a takeover that does not contemplate the acquisition of all outstanding shares or is otherwise unfair to shareholders of the Company, or an unsolicited proposal for the restructuring or sale of all or part of the Company.

The additional authorized shares of Preferred Stock could also be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. The Company is not currently aware of any effort to obtain control of the Company and has no plan to use the new shares for purposes of discouraging any such effort.

The Board proposes that Article Fourth, Section 4.01 of the Company's Articles of Incorporation be amended to read as follows:

    "The aggregate number of shares which the Corporation shall have the authority to issue is 202,000,000 shares, consisting of 2,000,000 shares designated as "preferred stock" or "preferred shares," with a par value of $1.00 per share, and 200,000,000 shares designated as "common stock" or "common shares," with a par value of $1.00 per share."

Under the Company's Articles of Incorporation, the affirmative vote of a majority of the total outstanding shares of Common Stock entitled to vote is required for approval of the above-described amendment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 TO 2,000,000. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

The Company has entered into change in control employment agreements with corporate officers and certain other key employees. According to the agreements, a change in control occurs when a third person or entity becomes the beneficial owner of 20 percent or more of the Company's Common Stock or more than one-third of the Company's Board of Directors is composed of persons not recommended by at least three-fourths of the incumbent Board of Directors, or upon the occurrence of certain business combinations involving the Company. Upon a change in control, a two-year employment contract between the Company and each such executive becomes effective, and all his or her benefits become vested under Company plans. In addition, the executive becomes entitled to certain benefits if, at any time within two years of the change in control, any of the following occurs: (i) employment is terminated by the Company for any reason other than cause or disability of the executive, or (ii) employment is terminated by the executive for good reason, as such terms are defined in the agreement. In such circumstances, the executive is entitled to receive his or her annual salary through the date of termination, a bonus equal to the average of the executive's annual bonuses for the prior two years prorated based on the length of employment during the year in which termination occurs, and a severance payment equal to two times the sum of (i) the executive's annual base salary and (ii) the average of the executive's annual bonuses for the prior two years. The executive will also be entitled to a continuation of certain employee benefits for two years, or longer if comparable benefits are not otherwise available to the executive. The executive will be entitled to receive reimbursement for any legal fees and expenses, plus interest thereon, that may be incurred in enforcing or defending his or her employment agreement. All of the executive officers named in the Summary Compensation Table have executed such agreements.

INDEPENDENT AUDITORS

Representatives of Arthur Andersen LLP, the Company's independent auditors, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

           DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Proposals by shareholders intended to be presented at the 2000 Annual Meeting must be received at the Company's executive offices no later than November 27, 1999, to be included in the proxy statement and proxy form. All shareholder notice of proposals submitted outside the processes of Rule 14a-8 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, must be received by March 12, 2000 to be considered for presentation at the Annual Meeting of Shareholders in 2000. In addition, any shareholder proposals must comply with the informational requirements contained in the Company's By-laws in order to be presented at the 2000 Annual Meeting.

                                 OTHER MATTERS

The Board of Directors knows of no other matters that will be brought before the Annual Meeting, but, if other matters properly come before the meeting, it is intended that the persons named in the proxy will vote the proxy according to their best judgment.

The entire cost of soliciting proxies for the Annual Meeting is paid by the Company. No solicitation other than by mail is contemplated.

ON WRITTEN REQUEST TO THE UNDERSIGNED AT 414 EAST THIRD STREET, P.O. BOX 1109, MUSCATINE, IA 52761-7109, THE COMPANY WILL PROVIDE, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR.

Information set forth in this proxy statement is as of March 12, 1999, unless otherwise noted.

James I. Johnson
Vice President, General Counsel and Secretary
March 29, 1999

THE ANNUAL REPORT TO SHAREHOLDERS OF THE COMPANY FOR THE FISCAL YEAR ENDED JANUARY 2, 1999, WHICH INCLUDES FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS OF THE COMPANY TOGETHER WITH THIS PROXY STATEMENT. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

                            HON INDUSTRIES Inc.
            COMMON STOCK PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 1999


The undersigned acknowledges receipt of a Notice of Annual Meeting and Proxy Statement dated March 29, 1999, and appoints Jack D. Michaels and James I. Johnson, or either of them, with full power of substitution, as the proxies and attorneys of the undersigned, to vote all shares of common stock, par value $1.00 per share, of HON INDUSTRIES Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of HON INDUSTRIES Inc. to be held at Muscatine, Iowa, on May 11, 1999, at 10:30 a.m. and any adjournment thereof. The proxies are directed to vote as checked on the reverse side on the proposed matters or otherwise in their discretion.

The Board of Directors knows of no other matters that may properly be, or that are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting or any adjournment thereof, the proxies will vote on such matters in their discretion.

           YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING
        THE APPROPRIATE BOXES, SEE REVERSE SIDE. THE PROXIES CANNOT
           VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


------------------------------------------------------------------------------


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                                 HON INDUSTRIES Inc.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

                                                        For   Withhold   For All
1. ELECTION OF DIRECTORS: FOR THREE-YEAR TERMS:         All      All      Except vote withheld from the following nominee(s).
   NOMINEES: Cheryl A. Francis, Robert L. Katz,
   Richard H. Stanley and Brian E. Stern.               / /      / /       / /         _________________________________________
                                                                                       (Nominee Exception)

                                                        For    Against    Abstain
2. Amendment of the Articles of Incorporation to
increase the Authorized Shares of Preferred Stock       / /      / /       / /
from 1,000,000 to 2,000,000.                                                                   Dated: ___________________ , 1999

--------------------------------------------------------------------
                                                                              __________________________________________________

                THIS SPACE RESERVED FOR ADDRESSING                             _________________________________________________
                    (key lines do not print)                                    Signature(s) of Shareholder(s)
                                                                              / / Individual   / / Corporation  / / Partnership

--------------------------------------------------------------------          / / Other ________________________________________
                                                                              (Please date this proxy and sign exactly as your
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFICALLY             names appear hereon. If you sign as attorney,
DIRECTED HEREIN. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE               executor, administrator, trustee, guardian,
VOTED FOR THE PROPOSALS.                                                      custodian, or corporate official, please give your
                                                                              full title in such capacity.)

--------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE


                PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

                             HON INDUSTRIES Inc.
               HON INDUSTRIES INC. PROFIT-SHARING RETIREMENT PLAN

              COMMON STOCK PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                  ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 1999


The undersigned acknowledges receipt of a Notice of Annual Meeting and Proxy Statement dated March 29, 1999, and appoints Jack D. Michaels and James I. Johnson, or either of them, with full power of substitution, as the proxies and attorneys of the undersigned, to vote all shares of common stock, par value $1.00 per share, of HON INDUSTRIES Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of HON INDUSTRIES Inc. to be held at Muscatine, Iowa, on May 11, 1999, at 10:30 a.m. and any adjournment thereof. The proxies are directed to vote as checked on the reverse side on the proposed matters or otherwise in their discretion.

The Board of Directors knows of no other matters that may properly be, or that are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting or any adjournment thereof, the proxies will vote on such matters in their discretion.

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
          APPROPRIATE BOXES, SEE REVERSE SIDE. THE PROXIES CANNOT
          VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                 HON INDUSTRIES Inc.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

                                                        For   Withhold   For All
1. ELECTION OF DIRECTORS: FOR THREE-YEAR TERMS:         All      All      Except vote withheld from the following nominee(s).
   NOMINEES: Cheryl A. Francis, Robert L. Katz,
   Richard H. Stanley and Brian E. Stern.               / /      / /       / /         _________________________________________
                                                                                       (Nominee Exception)

                                                        For    Against    Abstain
2. Amendment of the Articles of Incorporation to
   increase the Authorized Shares of Preferred Stock    / /      / /       / /
   from 1,000,000 to 2,000,000.                                                                Dated: ___________________ , 1999

                                                                              __________________________________________________

                                                                              _________________________________________________
                                                                              Signature(s) of Shareholder(s)
                                                                              / / Individual   / / Corporation  / / Partnership

--------------------------------------------------------------------          / / Other ________________________________________
                                                                              (Please date this proxy and sign exactly as your
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFICALLY             names appear hereon. If you sign as attorney,
DIRECTED HEREIN. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE               executor, administrator, trustee, guardian,
VOTED FOR THE PROPOSALS.                                                      custodian, or corporate official, please give your
                                                                              full title in such capacity.)

--------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE


                PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.